Audi Dealer Agreement

     1. Appointment. Audi of America, Inc., a division of Volkswagen of America, Inc. ("Distributor"), having a place of business at ___________________________________________________, appoints
_____________________________________________("Dealer"), doing business under the fictitious name ________________________ _________________, having its place of business at ______________ _____________________________________, as an
authorized dealer in Audi brand motor vehicles and genuine parts and accessories therefor. Accordingly, the parties agree as follows:

     2. Standard Provisions. The Dealer Agreement Standard Provisions (the "Standard Provisions") (Form No. Deal. 92AB) are part of this Agreement. Any term not defined in this Agreement has the meaning given such term in the Standard Provisions.

     3. Ownership and Management. To induce Distributor to enter into this Agreement, Dealer represents that the persons identified in the Statement of Ownership and Management, which is attached as Exhibit A, are Dealer's Owners and Executives. Distributor is entering into this Agreement in reliance upon these representations, and upon the continued provision by such persons of their personal services in fulfillment of Dealer's obligations under this Agreement. Accordingly, Dealer agrees there will be no change in Dealer's Owners without Distributor's prior written consent, and no change in Dealer's Executives without prior notice to Distributor.

     4. Minimum Financial Requirements. Dealer agrees to comply and maintain compliance with the minimum financial requirements established for Dealer from time to time in accordance with the Operating Standards. Throughout the term of this Agreement those minimum financial requirements are subject to revision by Distributor, after review with Dealer, in light of operating conditions and the development of Dealer's business and business potential.

     5. Dealer's Premises. Distributor has approved the location of Dealer's Premises as specified in the Dealer Premises Addendum, attached as Exhibit B, Dealer agrees that, without Distributor's prior written consent, it will not (a) make any major structural change in any of Dealer's Premises, (b) change the location of any of Dealer's Premises or (c) establish any additional premises for Dealer's Operations.

     6. EXCLUSION OF WARRANTIES. EXCEPT FOR DISTRIBUTOR'S WARRANTIES, AND EXCEPT AS PROVIDED IN ARTICLE 9(1) OF THE STANDARD PROVISIONS, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OR OBLIGATIONS OF THE MANUFACTURER OR DISTRIBUTOR AS TO THE QUALITY OR CONDITION OF AUTHORIZED PRODUCTS, OR AS TO THEIR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND, TO

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THE EXTENT PERMITTED BY LAW, DEALER WILL EXCLUDE ANY AND ALL SUCH WARRANTIES AND
OBLIGATIONS IN ITS SALES OF AUTHORIZED PRODUCTS.

     7. Term. The term of this Agreement begins on the date of its delivery to Dealer or on January 1, 1992, whichever is later. This Agreement shall continue in effect until December 31, 1996, or _____________, 199__, whichever is earlier, unless sooner terminated by either party or superseded by a new Dealer Agreement with Distributor.

     8. Governing Law. This Agreement will be construed in accordance with the laws of the State of ___________________. Should the performance of any obligation under this Agreement violate any valid law of such jurisdiction, then this Agreement shall be deemed modified to the minimum extent necessary to comply with such law.

     9. Additional Terms and Conditions. The Addenda attached hereto as Exhibits A though _____ are part of this Agreement, and are incorporated into this Agreement by this reference.



Dated:  _______________, 19__.


Audi Of America, Inc.


By:___________________________
   Zone Manager



Dealer


By:___________________________
   Title:


                                      -2-
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Exhibit A to
Audi Dealer Agreement
Dated _____________, 19__.


Statement Of Ownership And Management


1. Dealer firm name:___________________________________________

2. Principal place of business:________________________________

3. Dealer is a ( ) proprietorship

               ( ) partnership

               ( ) corporation, incorporated on __________
                   ____ under the laws of the State of
                   ____________________________________.

4. The following persons are the beneficial and record owners of Dealer:

                              If a Corporation,        Percentage of
Name and Address of Each         Number and              Ownership
 Record and Beneficial         Class of Shares           of Record
   Owner of Dealer           Number       Class          in Dealer





5. The following persons are Dealer's Officers:

         Name and Address                       Title


                                      A-1
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6. The following person functions as General Manager of Dealer. As such, he is an agent of Dealer and is authorized, and Distributor is entitled to rely on his authority, to make all decisions on behalf of Dealer with respect to Dealer's Operations.

      Name and Address                                   Title




Dealer hereby certifies that the foregoing information is true and complete as of the date below. Distributor has entered into this Agreement in reliance upon the qualifications, and the continued provision of personal services in the ownership and management of Dealer by, the persons identified above.

This Exhibit cancels any prior Statement of Ownership and Management.




Dated:_________________ 19___.


Audi Of America, Inc.


By:__________________________
   Zone Manager



Dealer


By:___________________________
   Title:

Exhibit B to
Audi Dealer Agreement
Dated ___________, 19__.


Dealer Premises Addendum


1.   Dealer firm name:___________________________________________


2. Distributor has approved the location of the following premises, and no others, for Dealer's Operations:

     a.     Sales Facilities:
     ____________________________________________________________

     b.     Authorized Automobile Storage Facilities:
     ____________________________________________________________

     c.     Service Facilities:
     ____________________________________________________________

     d.     Genuine Parts Storage Facilities:
     ____________________________________________________________

     e.     Used Car Lot:
     ____________________________________________________________

Dealer hereby certifies that the foregoing information is true and complete as of the date below.

The Exhibit cancels any prior Dealer Premises Addendum.



Dated:____________________ 19__.


Audi Of America, Inc.


By:____________________________
   Zone Manager

Dealer


By:____________________________
   Title


                                      B-1
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Audi of America, Inc.                                                   [LOGO]


                         Sent Via Fax & Federal Express


September 18, 1996

United Auto Group, Inc.
375 Park Ave., 22nd Floor
New York, NY  10152

Attention of George G. Lowrance, Executive Vice President

RE:  LETTER OF INTENT

Gentlemen:

We are pleased to advise you that the application of United Auto Group, Inc. ("UAG") to acquire all the outstanding shares of capital stock of Scottsdale Jaguar, Ltd. d/b/a Scottsdale Audi ("Dealer") tentatively has been approved. Audi of America, Inc., an unincorporated division of Volkswagen of America, Inc. ("Audi") is prepared to issue a new Statement of Ownership and Management (a specimen copy of which is enclosed) to the Audi Dealer Agreement currently in effect between Audi and Dealer (the "Dealer Agreement") when, in our sole judgment, you have fulfilled our customary requirements and satisfied each of the conditions set forth below. Each of these conditions has been discussed with you by Audi's representatives.

1. The corporate existence of Dealer will continue unchanged, but for the transfer of all shares of capital stock of Dealer from Steven Knappenberger ("Knappenberger") to UAG. Dealer will operate the Audi dealership referred to herein and no other business of any kind, save and except for the other automotive operations customarily conducted by Dealer as of the date hereof. You will supply Audi upon request, for its review and approval, all documents reflecting the existence, shareholdings, organization, officers and directors of Dealer, and any agreements between or among Dealer, its affiliates and its shareholders.

2. The officers of Dealer following the contemplated stock transfer will be as follows:

                  Chairman:   Carl Spielvogel
                  President:  Steve Knappenberger
                  Treasurer:  Craig C. Lindsay
                  Secretary:  Craig C. Lindsay
                  General Manager:  George W. Brochick

3. All the capital stock of Dealer will be transferred to, and will continue to be wholly owned, by UAG. UAG has 6,987,391 issued and outstanding shares of capital stock, which are owned as follows:

     Trace Auto Holdings, Inc.        40.3%
     Aeneas Venture Corp.             32.2
     AIF II, L.P.                     20.5
     Ezra Mager                        2.2
     Jeremy Grantham                   1.1
     Jules Kroll                       1.1
     Andrea Farace                     0.57
     Natio Vie Development             0.57
     Carl Spielvogel                   0.28
     Jerome Markowitz                  0.06
     Philip Halperin                   0.06
     Natio Fonds Venture 2             0.04
     Amo Venture                       0.04
     Frank Dunlevy                     0.03
     Derek lemke von Ammon             0.03

4. The total Invested Operating Capital of Dealer will at no time be lower than $1,000,000 of which no more than one-half will be in the form of borrowed funds.

5. The total Net Working Capital of Dealer will at no time be lower than $2,300,000. The Owner's Equity of Dealer will at no time be lower than $600,000. ("Net Working Capital" and "Owner's Equity" shall have the respective meanings ascribed to them in the Operating Standards for Audi Dealers, a copy of which you have received.)

6. A Wholesale Credit Line for Dealer of at least $1,300,000 will be established and maintained with a local financial institution acceptable to Audi for the exclusive purpose of purchasing and maintaining an inventory of Audi automobiles.

7. You acknowledge your understanding of, and to induce Audi to approve the contemplated transaction you agree, to the requirements of Audi as they relate to the dedication of a completely separate sales and service facility for Dealer's Audi operations. You agree to negotiate with Audi in good faith toward the establishment of a timetable for the separation of Audi dealership operations from any other business operations of Dealer or of UAG, and the establishment of specifications for such a separate Audi dealership facility. You understand and agree that but for the representations of Dealer and UAG as set forth in this paragraph, Audi would not enter into this Letter of Intent or any other agreement with you.

8. You understand and agree that neither this Letter of Intent, the transactions contemplated by this Letter of Intent, nor any amended Statement of Ownership and Management to the Dealer

Agreement which may ultimately be entered into pursuant to the terms hereof, shall waive, modify, cancel or amend any other agreement heretofore in effect between Audi and Dealer.

9. You will supply us with executed and authentic copies of the following documents:

     a. A letter from your financial institution verifying the amount of the wholesale credit available for your purchase of Audi automobiles.

     b. Proof of investment satisfactory to us verifying the amount of Dealer's total invested capital.

     c. Copies of both sides of all Stock Certificates issued by Dealer.

     d. A certified list of the Officers and the Directors of Dealer.

     e. All documents respecting the contemplated stock transfer.

10. Notwithstanding your compliance with the foregoing, you understand this Letter of Intent may be revoked with no further liability on our part if:

     a. An order is issued by any court or administrative agency, pursuant to any law or regulation denying you or Dealer any license needed to conduct the dealership operations contemplated by this letter or enjoining Audi from entering into the Audi Dealer Agreement contemplated herein; or

     b. In the judgment of our counsel there is a significant possibility any such license may be denied or such an order may be issued.

11. You further understand, acknowledge and agree that:

     a. Time is of the essence of all matters set forth in this Letter of Intent.

     b. In the event you or Dealer, for any reason within your control, shall fail to timely fulfill any of the terms and conditions set forth herein, Audi shall not be obligated to issue a new Statement of Ownership and Management to the Dealer Agreement or to grant you or Dealer an extension of time in which to complete your performance thereof.

     c. You and Dealer hereby voluntarily assume the entire risk of the undertakings contemplated herein. You and Dealer, by your approval and acceptance of this Letter of Intent, and intending to be legally bound hereby, further agree and covenant not to sue Audi, its officers, directors, agents, employees, parent, subsidiaries, successors or assigns with respect to any or all damages you or Dealer may suffer by reason of taking any action in reliance upon this Letter of Intent, in the event you fail to timely fulfill any of the conditions set forth herein, and Audi thereafter fails or refuses to amend its Dealer Agreement with Dealer.

     d. The financial requirements set forth in this Letter of Intent are subject to periodic review and change. You agree to comply promptly with any such change in financial requirements. You also agree that an additional investment may be required if any assets required to comply with the Audi Dealer Agreement or the Operating Standards for Audi Dealers were not included in our calculation of the aforementioned financial requirements.

If all the conditions set forth in this Letter of Intent are satisfied on or before October 15, 1996, Audi will issue a new Statement of Ownership and Management to the Dealer Agreement. You agree that Audi shall have no obligation to so amend such Agreement unless and until you have satisfied all conditions contained in this Letter of Intent.

This Letter of Intent will not become effective unless executed by you and received by the undersigned at the above address ten days from the date hereof. Once this Letter of Intent becomes effective, it will remain valid until October 15, 1996, or the execution of a new Statement of Ownership and Management to the Dealer Agreement, whichever occurs first. Please acknowledge your understanding of and agreement to the terms of this Letter of Intent by signing it below and returning it to my attention.

My congratulations on behalf of Audi. Please call upon us for any assistance that we may be able to provide.

Very truly yours,

VOLKSWAGEN OF AMERICA, INC.
d/b/a AUDI OF AMERICA, INC.


By:_____________________________

The undersigned acknowledge, accept and approve the terms set forth in this Letter of Intent:

UNITED AUTO GROUP, INC.                    SCOTTSDALE JAGUAR, LTD.


By: s/George G. Lowrance                   By: s/Steve Knappenberger
    --------------------------                ----------------------------
Name:_________________________             Name:  Steven Knappenberger
Title: Secretary                           Title: Chairman
Date:  9-18-96                             Date:  9-19-96

                                           _______________________________
                                                Steven Knappenberger,
                                           Executed as Dealer Principal
                                             with no individual liability

UNITED AUTO GROUP, INC.


George G. Lowrance
Executive Vice President


September 18, 1996

                        VIA FACSIMILE MAIL - 810/340-5140


Mr. Jerry Reich
Manager, Network Development
Audi of America, Inc.
3800 Hamlin Road
Auburn Hills, Michigan 48326

Dear Jerry:

We are in receipt of your Letter of Intent, dated September 18, 1996, relative to the proposed transfer involving Scottsdale Jaguar (on behalf of Scottsdale
Audi) and United Auto Group ("UAG") and we are in agreement with the terms contained therein.

By this letter, we are asking your acknowledgment that, at the time of the closing of the proposed transaction, and thereafter, UAG will be a publicly traded company and that such is not a violation of the terms of the sales and service agreement by and between Audi of America and the dealership. Audi further understands that the offering for sale of some portion of its stock on the public market will result in a change in the percentages of UAG stock owned by the individuals as listed in paragraph 3 of your Letter. At the time of the offering, and at all times thereafter, UAG will provide Audi with current percentage ownerships by all individuals and entities listed in that paragraph 3.

Thank you for your attention to this request.

Sincerely,


s/ George

George Lowrance


UNDERSTOOD AND AGREED:  s/________________________
                               JERRY REICH
                           Audi of America, Inc.